The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- RATE/TERM REFI

Balances as of 8/01/04

Total Current Balance:	173,475,618
Total Original Balance:	173,526,915

Number Of Loans:	551

			Minimum	Maximum
Average Current Balance:	$314,837.78		$66,000.00	$1,592,829.41
Average Original Amount:	$314,930.88		$66,000.00	$1,600,000.00

Weighted Average Gross Coupon:	3.268%		1.250	5.381%
Weighted Average Gross Margin:	3.212%		2.450	4.100%
Weighted Average Max Int Rate:	10.026%		9.950	11.050%

Weighted Average Original Ltv:	72.20%		9.04	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	698		620	816

Weighted Average Original Term:	392	months	180	480	months
Weighted Average Remaining Term:	391	months	178	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	28	months	0	36	months
Top State Concentrations ($):	84.37 % California, 7.23 % Arizona, 2.63 % Washington
Maximum Zip Code Concentration ($):	1.77% 85207 (Mesa, AZ)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jun 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2019	Aug 01, 2044

Table

Table

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
66,000 - 100,000	13	1,146,583.28	0.66
100,001 - 150,000	57	7,229,227.27	4.17
150,001 - 200,000	76	13,319,720.70	7.68
200,001 - 250,000	73	16,408,303.33	9.46
250,001 - 300,000	77	21,206,849.53	12.22
300,001 - 350,000	79	25,823,538.37	14.89
350,001 - 400,000	62	23,149,392.62	13.34
400,001 - 450,000	30	12,732,250.00	7.34
450,001 - 500,000	29	13,851,863.33	7.98
500,001 - 550,000	15	7,838,742.00	4.52
550,001 - 600,000	12	7,025,625.48	4.05
600,001 - 650,000	8	4,987,500.00	2.88
650,001 - 700,000	5	3,331,151.59	1.92
700,001 - 750,000	5	3,699,950.00	2.13
750,001 - 800,000	1	800,000.00	0.46
800,001 - 850,000	1	830,000.00	0.48
900,001 - 950,000	1	944,331.71	0.54
950,001 - 1,000,000	2	1,939,459.08	1.12
1,050,001 - 1,100,000	1	1,075,000.00	0.62
1,450,001 - 1,500,000	2	2,968,300.00	1.71
1,550,001 - 1,592,829	2	3,167,829.41	1.83
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	94,183.28	0.05
360	423	126,604,780.51	72.98
420	1	338,000.00	0.19
480	126	46,438,653.91	26.77
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	1	94,183.28	0.05
351 - 360	423	126,604,780.51	72.98
411 - 420	1	338,000.00	0.19
471 - 480	126	46,438,653.91	26.77
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	202	96,685,786.33	55.73
CON	349	76,789,831.37	44.27
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	410	129,849,343.50	74.85
PUD	75	26,102,946.61	15.05
Condominium	66	17,523,327.59	10.10
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	477	155,206,592.45	89.47
Investor	70	16,280,841.97	9.39
Second Home	4	1,988,183.28	1.15
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Rate/Term Refinance	551	173,475,617.70	100.00
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	378	128,789,583.34	74.24
Express Documentation	130	33,489,287.98	19.30
Alternative Documentation	29	6,775,446.38	3.91
Full Documentation	14	4,421,300.00	2.55
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 10.00	1	66,000.00	0.04
15.01 - 20.00	1	171,500.00	0.10
20.01 - 25.00	4	702,000.00	0.40
25.01 - 30.00	6	1,191,900.00	0.69
30.01 - 35.00	12	1,636,227.02	0.94
35.01 - 40.00	14	2,600,000.00	1.50
40.01 - 45.00	6	2,277,767.29	1.31
45.01 - 50.00	18	7,658,757.71	4.41
50.01 - 55.00	18	4,773,767.97	2.75
55.01 - 60.00	18	9,561,181.89	5.51
60.01 - 65.00	23	7,520,407.01	4.34
65.01 - 70.00	54	14,289,331.55	8.24
70.01 - 75.00	78	29,690,410.19	17.12
75.01 - 80.00	193	61,839,837.51	35.65
80.01 - 85.00	38	11,033,524.23	6.36
85.01 - 90.00	67	18,463,005.33	10.64
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	48	12,538,409.43	7.23
California	435	146,365,995.97	84.37
Colorado	3	542,000.00	0.31
Connecticut	1	270,400.00	0.16
Illinois	8	1,752,450.00	1.01
Indiana	3	390,800.00	0.23
Massachusetts	3	555,000.00	0.32
Missouri	1	143,670.11	0.08
Nevada	1	362,000.00	0.21
New Jersey	12	2,873,300.00	1.66
New York	1	320,000.00	0.18
Oregon	9	1,921,492.19	1.11
Pennsylvania	1	253,000.00	0.15
Rhode Island	3	370,500.00	0.21
Virginia	1	253,000.00	0.15
Washington	21	4,563,600.00	2.63
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	163	51,014,242.00	29.41
1.501 - 2.000	29	7,547,500.00	4.35
2.001 - 2.500	44	13,080,685.00	7.54
3.501 - 4.000	8	2,737,917.71	1.58
4.001 - 4.500	120	43,325,108.69	24.97
4.501 - 5.000	178	53,803,664.30	31.02
5.001 - 5.381	9	1,966,500.00	1.13
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	376	116,808,588.50	67.33
10.001 - 10.500	173	55,541,029.20	32.02
11.001 - 11.050	2	1,126,000.00	0.65
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.450 - 2.500	1	352,167.71	0.20
2.501 - 3.000	145	53,236,503.90	30.69
3.001 - 3.500	287	89,222,309.07	51.43
3.501 - 4.000	115	29,983,637.02	17.28
4.001 - 4.100	3	681,000.00	0.39
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.450 - 2.500	1	352,167.71	0.20
2.501 - 3.000	145	53,236,503.90	30.69
3.001 - 3.500	287	89,222,309.07	51.43
3.501 - 4.000	115	29,983,637.02	17.28
4.001 - 4.100	3	681,000.00	0.39
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	551	173,475,617.70	100.00
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	2	860,400.00	0.50
621 - 640	55	16,886,824.00	9.73
641 - 660	80	24,957,060.17	14.39
661 - 680	89	29,893,792.31	17.23
681 - 700	79	24,669,000.73	14.22
701 - 720	64	21,205,817.08	12.22
721 - 740	54	16,291,660.78	9.39
741 - 760	50	16,958,457.19	9.78
761 - 780	32	10,494,748.48	6.05
781 - 800	34	9,049,550.20	5.22
801 - 816	12	2,208,306.76	1.27
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	551	173,475,617.70	100.00
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	551	173,475,617.70	100.00
Total	551	173,475,617.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	45	15,832,696.00	9.13
12	134	50,205,319.97	28.94
24	4	2,621,300.00	1.51
36	368	104,816,301.73	60.42
Total	551	173,475,617.70	100.00